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                                                                    Exhibit 23.1
                                                                    ------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 13, 2000 included in Apogee Enterprises, Inc.'s Form 10-K for the year ended February 26, 2000 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP



Minneapolis, Minnesota,
August 14, 2000